SYMMETRY PANORAMIC TRUST

Symmetry Panoramic Alternatives Fund

Symmetry Panoramic Global Equity Fund

Symmetry Panoramic Global Fixed Income Fund

Symmetry Panoramic International Equity Fund

Symmetry Panoramic Municipal Fixed Income Fund

Symmetry Panoramic Tax Managed Global Equity Fund

Symmetry Panoramic US Equity Fund

Symmetry Panoramic US Fixed Income Fund

(collectively, the “Funds”)

Supplement dated June 4, 2021 to the currently effective Statement of Additional Information (“SAI”), as may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective SAI listed above and should be read in conjunction with the Prospectus and SAI.

The following changes are made to the Funds’ SAI:

Under the “Management” section, the information in the table regarding Ms. Sara Taylor is hereby deleted in its entirety to reflect that Ms. Taylor is no longer an officer of the Trust and that information is replaced with the following information to reflect that Mr. Timothy Richards has been appointed to serve as Chief Legal Officer and Secretary of the Trust:

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Timothy Richards (1965)	Chief Legal Officer & Secretary	Chief Compliance Officer, Symmetry Partners, LLC (December 2019-present); Chief Compliance Officer, Apella Capital, LLC (June 2018-present); Chief Compliance Officer, USQ Core Real Estate Fund (2017); Director, Chenery Compliance Group (2017-2018) Chief Compliance Officer, Quaker Investment Trust and Quaker Funds, Inc. (2002-2017)	8	None.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.